UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2022

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

978 640-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Pursuant to the terms of Avid Technology, Inc.’s (the “Company”) Corporate Governance Guidelines (the “Guidelines”), in the event that a director’s outside employer changes during his or her term as a member of the Company’s Board of Directors (the “Board”), such director shall promptly tender his or her conditional resignation to the Board contingent upon the Board’s acceptance, which the Board may accept or reject in its sole discretion. In connection with his appointment as Chief Financial Officer of CuriosityStream Inc. Peter M. Westley, a director of the Company, in accordance with the Guidelines, tendered his resignation to the Board. On May 28, 2022, after consideration of his qualifications and prior service to the Board and the Company, the Board rejected Mr. Westley’s resignation and Mr. Westley agreed to continue to serve in his capacity as a director of the Company. Subsequently, as a result of Mr. Westley’s decision to vacate the chair position in connection with his appointment, the Board unanimously elected John P. Wallace as Chair of the Board, effective immediately.

On May 30, 2022, the Company issued a press release announcing Mr. Wallace’s election as Chair of the Board. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference. The information furnished in Item 7.01, including the Press Release furnished herewith as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release announcing Board Chair Election dated May 30, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 31, 2022	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President, Chief Financial Officer, Corporate Treasurer, and Chief Accounting Officer